Exhibit 10.13

FORM OF RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”), effective [_______], 2021 (the “Distribution Date”), is entered into by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Company”), EBS Parent LLC, a Delaware limited liability company (the “Partnership”), and Ronald Zelhof (the “Participant”).

R E C I T A L S

WHEREAS, the Partnership holds Common Stock, par value $[__] per share, of the Company (the “Shares”);

WHEREAS, as of the Distribution Date, the Participant holds Incentive Units of EBS Management LLC that were granted pursuant to the terms of an Award Agreement, dated March 31, 2019, between the Participant and EBS Management LLC (“EBS Management”) (as such agreement was amended effective as of [______], 2021, the “Incentive Unit Grant Agreement”) under the EBS Management 2018 Equity Incentive Plan; and

WHEREAS, the Partnership wishes to distribute to the Participant the number of Shares set forth below, subject to certain restrictions as set forth in this Agreement.

NOW, THEREFORE, the Partnership, the Company and the Participant agree as follows:

1.            Distribution of Restricted Stock. Subject to the terms, conditions and restrictions of this Agreement and the Amended and Restated Limited Liability Company Agreement of EBS Parent LLC, dated as of October 2, 2018 (as may be further amended, amended and restated or modified from time to time, the “Partnership Agreement”), the Partnership hereby agrees to distribute to the Participant [●] Shares on the Distribution Date. The Participant acknowledges and agrees that such Shares are subject to certain restrictions set forth in Section 2 of this Agreement, which restrictions shall expire in accordance with the terms of Section 2 of this Agreement. While such restrictions are in effect, the Shares subject to such restrictions shall be referred to herein as “Restricted Stock.”

2.            Vesting. The Restricted Stock shall become vested and cease to be Restricted Stock as described in this Section 2.

a.                   The Restricted Stock shall vest in two (2) equal installments, with the first vesting date occurring on [____], 2022 and the second vesting date occurring on [_____], 2022, subject to the Participant’s continuous employment with the Company or one of its Subsidiaries on the applicable vesting date.

b.                  In the event of a Change in Control, the Shares of Restricted Stock that are eligible to vest pursuant to this Section 2(a) shall become fully vested immediately prior to the Change in Control (as defined in the Plan), subject to the Participant’s continuous employment with the Company or one of its Subsidiaries at such time, and cease to be Restricted Stock.

c.                   Notwithstanding anything in Section 2(a) to the contrary, if the Participant’s employment with the Company or one of its Subsidiaries is terminated as a result of a Qualifying Termination (as defined in the Participant’s Incentive Unit Grant Agreement), then one hundred percent (100%) of the Participant’s Shares of Restricted Stock shall vest as of the date of termination.

3.            Restrictions on Transfer. The Participant shall not transfer, assign, encumber, pledge, charge or otherwise dispose of the Shares of Restricted Stock or grant any proxy with respect thereto, except as specifically permitted by this Agreement or by the Company. Any attempted transfer in violation of this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

4.            Forfeiture; Transfer. Except as otherwise provided in Section 2(c), if the Participant’s employment terminates for any reason, any and all unvested Restricted Stock shall be forfeited, transferred and contributed to the Partnership for no consideration immediately upon such termination.

5.            Rights as a Holder of Restricted Stock. From and after the Distribution Date, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of Shares, including, without limitation, the right to vote the Shares, to receive and retain all regular cash dividends payable to holders of Shares of record on and after the Distribution Date, and to exercise all other rights, powers and privileges of a holder of Shares with respect to the Restricted Stock. Notwithstanding the foregoing, (a) the Participant shall not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until such Shares are no longer Restricted Stock; (b) if applicable, the Company (or its designated agent) will maintain custody of the stock certificate or certificates representing the Restricted Stock and any other property (“RS Property”) issued in respect of the Restricted Stock, including stock dividends, at all times such Shares are Restricted Stock; (c) if cash dividends are paid with respect to the Restricted Stock, such dividends shall be subject to the same vesting terms as the Restricted Stock, and shall be paid or delivered only when the Restricted Stock vests; (d) no RS Property will bear interest or be segregated in separate accounts; and (e) the Participant shall not, directly or indirectly, transfer the Restricted Stock in any manner whatsoever.

6.                  Section 83(b) Election; Taxes. Within thirty (30) days following the Distribution Date, the Participant shall timely and properly file an election under Section 83(b) of the Code with respect to the Restricted Stock. The Participant acknowledges that it is his or her sole responsibility, and not the Company’s or the Partnership’s, to timely and properly file an election under Section 83(b) of the Code, and any corresponding provisions of state tax laws. If the Participant does not timely and properly file and election under Section 83(b) of the Code, the Participant acknowledges that (a) no later than the date on which any Restricted Stock shall have become vested, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested and (b) the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Participant any Federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested, including that the Company may, but shall not be required to, sell a number of Shares sufficient to cover applicable withholding taxes. The Company may hold as security any certificates representing any Shares and, upon demand of the Company, the Participant shall deliver to the Company any certificates in his or her possession representing Shares together with a stock power duly endorsed in blank.

7.             Legend.

a.                   In the event that a certificate evidencing Restricted Stock is issued, the certificate representing the Shares shall have endorsed thereon the following legends:

“THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER, THE PARTNERSHIP AND THE COMPANY EFFECTIVE AS OF THE DISTRIBUTION DATE. COPIES OF SUCH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

b.                  In addition to the legend set forth in Section 8(a) and above, until registered under the Securities Act, each certificate representing Shares of Restricted Stock shall be endorsed with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION, EXCEPT UPON DELIVERY TO THE COMPANY OF SUCH EVIDENCE AS MAYBE SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

Any legend required to be placed thereon by applicable blue sky laws of any state. Notwithstanding the foregoing, in no event shall the Company be obligated to issue a certificate representing the Restricted Stock prior to vesting as set forth in Section 2 hereof.

8.           Securities Representations. The Shares are being distributed to the Participant and this Agreement is being made in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that: (a) the Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and the Company is relying in part on the Participant’s representations set forth in this Section 8; (b) if the Participant is deemed an affiliate within the meaning of Rule 144 under the Securities Act, the Shares must be held indefinitely by the Participant unless an exemption from the registration requirements of the Securities Act is available for the resale of such Shares or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the resale of such Shares and the Company is under no obligation to register the resale of the Shares (or to file a “re-offer prospectus”); (c) if the Participant is deemed an affiliate within the meaning of Rule 144 under the Securities Act, the Participant understands that the exemption from registration under Rule 144 will not be available under current law unless (i) a public trading market then exists for the Shares, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions; and (d) the Participant is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as amended from time to time.

9.            Not an Employment or Service Agreement. Neither the execution of this Agreement nor the issuance of the Shares hereunder constitute an agreement by the Company or any of its Subsidiaries to employ or retain or to continue to employ or retain the Participant during the entire, or any portion of, the term of this Agreement, including but not limited to any period during which any Shares are outstanding.

10.       Power of Attorney. The Partnership and the Company and their respective successors and assigns, are hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company and the Partnership, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Stock, other RS Property, Shares and property provided for herein, and the Participant hereby ratifies and confirms that which the Company or the Partnership, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company or the Partnership, execute and deliver to the Company or the Partnership all such instruments as may, in the judgment of the Company or the Partnership, be advisable for this purpose.

11.       Miscellaneous.

a.                   This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company may assign to, and require, any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or any affiliate to which the Participant provides services to expressly assume and agree in writing to perform this Agreement. Notwithstanding the foregoing, the Participant may not assign this Agreement other than with respect to Shares transferred in compliance with the terms hereof.

b.                  This distribution of Restricted Stock shall not affect in any way the right or power of the Board or stockholders of the Company to make or authorize an adjustment, recapitalization or other change in the capital structure or the business of the Company, any merger or consolidation of the Company or subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, the dissolution or liquidation of the Company, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

c.                   The Participant agrees that any other RS Property will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company.

d.                  No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

e.                   This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one contract.

f.                    The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

g.                  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

h.                  All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the third succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to 400 Alton Road, Unit TH-103M, Miami Beach, Florida 33139. Notices to the Participant shall be addressed to the address on file with the Company’s payroll department, or such address as subsequently provided by the Participant.

i.                    This Agreement shall be construed, interpreted and governed and the legal relationships of the parties determined in accordance with the internal laws of the State of Delaware without reference to rules relating to conflicts of law.

12.      Provisions of Plan Control. Although the Restricted Stock subject to this Agreement is not granted under the AirSculpt Technologies, Inc. 2021 Equity Incentive Plan (the “Plan”) and the Shares are not registered on a Form S-8, except as expressly provided herein, the Agreement is subject to all the terms, conditions and provisions of the Plan mutatis mutandis, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Notwithstanding the foregoing, this Agreement may not be amended or terminated without the prior written consent of the Participant. The Plan is incorporated herein by reference. A copy of the Plan has been delivered to the Participant. If and to the extent that this Agreement expressly conflicts with the terms, conditions and provisions of the Plan, this Agreement shall control. Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan or the Incentive Unit Grant Agreement, as applicable. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Company and the Participant or between the Partnership and the Participant other than the Incentive Unit Grant Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

AirSculpt Technologies, Inc.

By:
Title: Authorized Signatory

EBS Parent LLC

By:
Title: Authorized Signatory

Participant

Name: Ronald Zelhof